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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 17, 2001
                        (Date of earliest event reported)


                              BANCWEST CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                          0-7949                        99-0156159
  (State or other jurisdiction       (Commission File Number)             (IRS Employer
       of incorporation)                                               Identification No.)

                    999 BISHOP STREET, HONOLULU, HAWAII 96813
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (808) 525-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







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Item 7. Exhibits.

        Exhibit No.                 Exhibit
        -----------                 -------
          99.1               Supplemental Quarterly Financial Data dated April 17, 2001.




Item 9. Regulation FD Disclosure.

        On April 17, 2001, BancWest Corporation issued Supplemental Quarterly Financial Data concerning its first quarter earnings. The Supplemental Quarterly Financial Data is filed as an exhibit to this Current Report on Form 8-K.


                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: April 17, 2001.

                                        BANCWEST CORPORATION


                                        By  /s/ HOWARD H. KARR
                                            ------------------------------------
                                            Howard H. Karr
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

        Exhibit No.                 Exhibit
        -----------                 -------
          99.1               Supplemental Quarterly Financial Data dated April 17, 2001.


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